                                                                 Exhibit 10.13

                                     AMERADA HESS CORPORATION

STEPHEN C. SCHWERDEL                                              1 Hess Plaza
Distributor Sales Manager                                 Woodbridge, NJ 07095
1-800-367-4377                                                    732-750-6519



    May 1998


    ABLE OIL COMPANY
    ATTN: MR. STEVE KEPLER
    344 ROUTE 46
    ROCKAWAY, NJ 07866-3815

    DEAR MR. KEPLER:

    Thank you for signing our Supply Contract(s) covering your requirements for the 1998-1999 season. A fully executed copy of the contract(s) has been enclosed for your records and future reference.

    We appreciate the confidence you have expressed in our Company. Please call upon us whenever we can be of service.


    Very truly yours,

    /s/ Stephen C. Schwerdel
    ------------------------
    Stephen C. Schwerdel
    Distributor Sales Manager

    SS/ms

    Enclosure

AMERADA HESS CORPORATION                                        NO. 2 OIL
PETROLEUM PRODUCT SALE AGREEMENT                                PREMIUM DIESEL
                                                                K-1 KEROSENE

                        PARTICULAR CONDITIONS OF SALE


AGREEMENT made this 30th day of July, 1998 between AMERADA HESS CORPORATION, a Delaware corporation, located at 1 Hess Plaza, Woodbridge, New Jersey 07095 (hereinafter called "Seller") and the below named account (hereinafter called "Buyer").

CUSTOMER NAME  ABLE OIL CORPORATION          CONTRACT NUMBER    82612
               346 ROUTE 66                  EXPIRATION DATE    MAY 31, 9999
               ROCKAWAY NJ 07366-3815        PRODUCT            NO. 2 OIL
                                             PRODUCT            PREMIUM DIESEL
                                             PRODUCT            K-1 KEROSENE
                                             TERMINAL           51ST STREET

Seller and Buyer hereby agree as follows:

A. PARTICULAR CONDITIONS OF SALE. Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase, receive and pay for the product named above (hereinafter called "No 2. Oil", "Premium Diesel", and/or "K-1 Kerosene") in accordance with the provisions set forth in this Agreement.

1)  QUANTITY (IN (000) GALLONS).

                                 NO. 2 OIL          PREMIUM DIESEL          K-1 KEROSENE
                                 1998-1999             1998-1999              1998-1999
                                -----------        ----------------        --------------

JUNE                                      6                       0                     0
JULY                                      6                       0                     0
AUGUST                                    6                       0                     0
SEPTEMBER                                 6                       0                     0
OCTOBER                                   6                       0                     0
NOVEMBER                                  6                       0                     0
DECEMBER                                  6                       0                     0
JANUARY                                   6                       0                     0
FEBRUARY                                  6                       0                     0
MARCH                                     6                       0                     0
APRIL                                     6                       0                     0
MAY                                       6                       0                     0

ANNUAL TOTAL                             72                       0                     0

Quantities set forth above shall be subject to adjustment as provided in Paragraph 2 of the General Conditions of Sale.

2.  PRICE.  The price per gallon of No. 2 Oil, Premium Diesel and K-1
            Kerosene shall be Seller's applicable Terminal Reseller Tank Car prices in effect on date of each lifting. All prices are exclusive of applicable taxes of any kind (including federal, state and local use, sales, excise, mercantile and gross receipts or earnings taxes), inspection fees or other charges, all of which shall be borne by Buyer. Any taxes, fees or other charges which Seller is required to pay or collect with respect to the No. 2 Oil, Premium Diesel or K-1 Kerosene or on the production, manufacture, sale, transportation or delivery thereof shall be added to the price stipulated above and paid by Buyer.

3.  METHOD OF DELIVERY.  F.O.B. Buyer's transportation equipment at Seller's terminal(s).

4.  PAYMENT.  Seller's standard payment terms are 1% 12 days, Electronic
              Funds Transfer.

5.  APPROVAL. Neither this Agreement nor any subsequent Agreement amending or supplementing this Agreement (including any purchase order or other document issued by Buyer) shall be effective or binding on Seller unless signed by Buyer and Seller.

B. GENERAL CONDITIONS OF SALE. All terms and conditions will be as set forth in Seller's General Conditions of Sale dated April, 1994, which shall apply to all products.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


BUYER: ABLE OIL                        SELLER:  AMERADA HESS CORPORATION
      ----------------------------             -------------------------------

BY: /s/ Steve Kepler                   BY: /s/ Stephen Schwerdel
   -------------------------------        ------------------------------------

TITLE: [ILLEGIBLE ]                    TITLE:  MANAGER, DISTRIBUTOR SALES
      ----------------------------            --------------------------------

AMERADA HESS CORPORATION
PETROLEUM PRODUCT SALES AGREEMENT                                PREMIUM DIESEL
                                                                 K-1 KEROSENE

                        PARTICULAR CONDITIONS OF SALE

AGREEMENT made this 30th day of July, 1998 between AMERADA HESS CORPORATION, a Delaware corporation, located at 1 Hess Plaza, Woodbridge, New Jersey 07095 (hereinafter called "Seller") and the below named account (hereinafter called "Buyer").



CUSTOMER NAME   ABLE OIL CORPORATION         CONTRACT NUMBER   82011
                344 ROUTE 46                 EXPIRATION DATE   MAY 31, 1999
                ROCKAWAY, NJ 07866-3815      PRODUCT           NO. 2 OIL
                                             PRODUCT           PREMIUM DIESEL
                                             PRODUCT           K-1 KEROSENE
                                             TERMINAL          NEWARK-DELANCY

Seller and Buyer hereby agree as follows:
A. PARTICULAR CONDITIONS OF SALE. Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase, receive and pay for the product named above (hereinafter called "No. 2 Oil", "Premium Diesel", and/or "K-1 Kerosene") in accordance with the provisions set forth in this Agreement.

(1)  QUANTITY (IN (000) GALLONS).

                       NO. 2 OIL   PREMIUM DIESEL   K-1 KEROSENE
                       1998-1999     1998-1999        1998-1999
                       ---------   --------------   ------------

           JUNE            62             37               0
           JULY            46              8               0
           AUGUST          20             18               0
           SEPTEMBER       32             24               0
           OCTOBER         41             30               0
           NOVEMBER        31              3               0
           DECEMBER        40             25               2
           JANUARY         40              9               0
           FEBRUARY        40             24               0
           MARCH           18             14               0
           APRIL           50             41               0
           MAY             34             41               0

           ANNUAL TOTAL   543            274               2


     Quantities set forth above shall be subject to adjustment as provided in Paragraph 2 of the General Conditions of Sale.

(2)  PRICE.  The price per gallon of No. 2 Oil, Premium Diesel and K-1 Kerosene shall be Seller's applicable Terminal Reseller Tank Car prices in effect on date of each lifting. All prices are exclusive of applicable taxes of any kind (including federal, state and local use, sales, excise, mercantile and gross receipts or earnings taxes), inspection fees or other charges, all of which shall be borne by Buyer. Any taxes, fees or other charges which Seller is required to pay or collect with respect to the No. 2 Oil, Premium Diesel or K-1 Kerosene or on the production, manufacture, sale, transportation or delivery thereof shall be added to the price stipulated above and paid by Buyer.

(3)  METHOD OF DELIVERY.  F.O.B. Buyer's transportation equipment at Seller's terminal(s).

(4)  PAYMENT.  Seller's standard payment terms are 1% 12 days, Electronic
               Funds Transfer.

(5)  APPROVAL. Neither this Agreement nor any subsequent Agreement amending or supplementing this Agreement (including any purchase order or other document issued by Buyer) shall be effective or binding on Seller unless signed by Buyer and Seller.


B. GENERAL CONDITIONS OF SALE. All terms and conditions will be as set forth in Seller's General Conditions of Sale dated April, 1994, which shall apply to all products.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BUYER: /s/ ABLE OIL CO                    SELLER:  AMERADA HESS CORPORATION
      -------------------------------

BY:   /s/ STEVE KEPLER                    BY:     /s/ STEPHEN SCHWERDEL
   ----------------------------------         ---------------------------------

TITLE: /s/ illegible                      TITLE: MANAGER, DISTRIBUTOR SALES
       ------------------------------            ------------------------------


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